EXHIBIT 99.1

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

Washington Mutual Mortgage Pass-Through Certificates
WMALT Series 2005-AR1
Mortgage Loans
Preliminary Collateral Information As of 11/01/05

TOTAL CURRENT BALANCE	$432,416,727
TOTAL ORIGINAL BALANCE	$433,136,721

NUMBER OF LOANS	1,074

			Minimum		Maximum
AVG CURRENT BALANCE	$402,623		$80,319		$2,098,891
AVG ORIGNAL BALANCE	$403,293		$80,500		$2,100,000

WAVG GROSS COUPON	6.33%		1.00%		7.40%
WAVG GROSS MARGIN	3.19%		2.03%		4.08%
WAVG MAX INT RATE	10.02%		9.95%		10.95%

WAVG CURRENT LTV	75.19%		7.48%		95.07%

WAVG FICO SCORE	708		619		817

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	114%		110%		115%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	358	months	356	months	360	months
WAVG SEASONING	2	months	0	months	4	months

NZ WAVG PREPAY TERM	30	months	6	months	36	months

TOP STATE CONC	CA(74.08%),VA(5.13%),AZ(4.13%)
MAXIMUM CA ZIPCODE	0.71%

FIRST PAY DATE			August 1,2005		December 1,2005

RATE CHANGE DATE			December 1,2005		December 1,2005

MATURE DATE			July 1,2035		November 1,2035

WaMu Capital Corp.
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Option Arm	1,074	$432,416,727	100.00%
Total	1,074	$432,416,727	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—100,000	6	$539,474	0.12%
100,001—200,000	127	20,564,983	4.76
200,001—300,000	238	59,576,149	13.78
300,001—400,000	245	85,466,472	19.76
400,001—500,000	202	90,951,490	21.03
500,001—600,000	123	67,302,733	15.56
600,001—700,000	68	43,546,168	10.07
700,001—800,000	18	13,664,158	3.16
800,001—900,000	19	16,304,010	3.77
900,001—1,000,000	13	12,583,168	2.91
1,100,001—1,200,000	2	2,314,629	0.54
1,200,001—1,300,000	2	2,423,719	0.56
1,300,001—1,400,000	2	2,681,594	0.62
1,400,001—1,500,000	5	7,317,703	1.69
1,500,001—1,600,000	1	1,568,730	0.36
1,700,001—1,800,000	2	3,512,656	0.81
2,000,001—2,100,000	1	2,098,891	0.49
Total	1,074	$432,416,727	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	7	$2,262,989	0.52%
5.001—5.250	1	1,200,640	0.28
5.251—5.500	7	3,110,259	0.72
5.501—5.750	29	14,325,661	3.31
5.751—6.000	113	52,759,060	12.20
6.001—6.250	247	96,820,089	22.39
6.251—6.500	180	73,250,970	16.94
6.501—6.750	387	150,343,840	34.77
6.751—7.000	81	31,743,080	7.34
7.001 >=	22	6,600,139	1.53
Total	1,074	$432,416,727	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	4	$2,264,100	0.52%
2.251—2.500	26	14,738,428	3.41
2.501—2.750	86	39,478,546	9.13
2.751—3.000	222	89,687,628	20.74
3.001—3.250	179	73,364,119	16.97
3.251—3.500	393	149,121,593	34.49
3.501—3.750	118	49,703,350	11.49
3.751—4.000	42	13,425,020	3.10
4.001 >=	4	633,944	0.15
Total	1,074	$432,416,727	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.751—10.000	1,027	$403,954,521	93.42%
10.751—11.000	47	28,462,206	6.58
Total	1,074	$432,416,727	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,074	$432,416,727	100.00%
Total	1,074	$432,416,727	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	197	$100,845,969	23.32%
115	877	331,570,758	76.68
Total	1,074	$432,416,727	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
351—360	1,074	$432,416,727	100.00%
Total	1,074	$432,416,727	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	6	$1,903,750	0.44%
1—6	1,068	430,512,977	99.56
Total	1,074	$432,416,727	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$217,012	0.05%
21—25	2	451,941	0.10
26—30	2	490,828	0.11
31—35	2	320,235	0.07
36—40	4	988,272	0.23
41—45	3	992,298	0.23
46—50	8	2,381,057	0.55
51—55	13	3,572,709	0.83
56—60	34	11,978,062	2.77
61—65	40	16,969,726	3.92
66—70	95	47,703,459	11.03
71—75	226	98,962,577	22.89
76—80	539	210,340,632	48.64
81—85	71	28,255,992	6.53
86—90	21	5,746,393	1.33
91—95	10	2,113,113	0.49
96—100	3	932,420	0.22
Total	1,074	$432,416,727	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$217,012	0.05%
21—25	2	451,941	0.10
26—30	2	490,828	0.11
31—35	2	320,235	0.07
36—40	4	988,272	0.23
41—45	3	992,298	0.23
46—50	7	2,196,498	0.51
51—55	13	3,108,817	0.72
56—60	35	12,626,513	2.92
61—65	42	18,630,076	4.31
66—70	95	46,771,735	10.82
71—75	242	105,749,165	24.46
76—80	585	229,178,331	53.00
81—85	7	1,903,080	0.44
86—90	26	6,886,588	1.59
91—95	8	1,905,339	0.44
Total	1,074	$432,416,727	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
600—619	1	$290,805	0.07%
620—639	60	20,636,104	4.77
640—659	90	32,641,671	7.55
660—679	163	67,034,058	15.50
680—699	184	75,669,144	17.50
700—719	167	69,777,564	16.14
720—739	138	53,948,685	12.48
740—759	117	49,688,869	11.49
760—779	90	36,192,155	8.37
780—799	50	20,424,082	4.72
800 >=	14	6,113,591	1.41
Total	1,074	$432,416,727	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	140	$44,617,132	10.32%
No Doc	81	30,194,363	6.98
No Ratio	27	14,332,968	3.31
Reduced Doc	826	343,272,264	79.38
Total	1,074	$432,416,727	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	151	$46,869,340	10.84%
Owner Occupied	890	375,113,352	86.75
Second Home	33	10,434,036	2.41
Total	1,074	$432,416,727	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Duplex	34	$14,000,732	3.24%
Fourplex	3	1,732,873	0.40
Hi Rise Condo	14	5,069,647	1.17
Low Rise Condo	94	28,545,067	6.60
PUD	235	102,673,706	23.74
Single Family	682	274,942,393	63.58
Townhouse	5	1,928,972	0.45
Triplex	7	3,523,338	0.81
Total	1,074	$432,416,727	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	317	$131,002,384	30.30%
Refi-Cash Out	629	248,642,350	57.50
Refi-No Cash Out	128	52,771,994	12.20
Total	1,074	$432,416,727	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	120	$48,981,786	11.33%
6	8	4,380,027	1.01
12	213	88,153,275	20.39
24	42	18,518,488	4.28
36	691	272,383,151	62.99
Total	1,074	$432,416,727	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
LD01	15	$5,519,702	1.28%
TS12	1,059	426,897,026	98.72
Total	1,074	$432,416,727	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	67	$17,869,105	4.13%
CA	717	320,325,205	74.08
CO	11	3,066,478	0.71
CT	1	150,000	0.03
FL	53	16,130,037	3.73
GA	1	119,731	0.03
HI	7	3,261,682	0.75
ID	3	545,214	0.13
IL	10	3,225,844	0.75
IN	2	590,589	0.14
KY	1	1,167,212	0.27
MA	17	5,107,671	1.18
MD	33	12,064,021	2.79
MI	6	1,486,798	0.34
MT	2	542,489	0.13
NC	1	108,506	0.03
NJ	2	558,869	0.13
NM	2	533,743	0.12
NV	34	10,529,347	2.43
NY	2	666,408	0.15
OH	3	346,740	0.08
OR	13	4,258,932	0.98
PA	9	2,242,857	0.52
TN	1	147,647	0.03
TX	5	1,689,134	0.39
UT	1	222,219	0.05
VA	59	22,169,938	5.13
WA	7	2,418,197	0.56
WI	4	872,113	0.20
Total	1,074	$432,416,727	100.00%